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                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                 TENDER OF COMMON SHARES OF BENEFICIAL INTEREST

                                       OF

                         ENTERTAINMENT PROPERTIES TRUST
                                       TO

                                BRT REALTY TRUST

     This form or one substantially equivalent to this form, must be used to accept the Offer (as defined below) if a shareholder's certificates for common shares of beneficial interest, par value $0.01 per share (the "Shares") of Entertainment Properties Trust, are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, Tuesday, May 15, 2001, or such later date to which the Offer is extended (the "Expiration Date"). This form may be delivered by hand or transmitted by facsimile, telegram or mailed to the Depositary, and must be received by the Depositary on or before the Expiration Date. See Section 2, "Procedure for Tendering Shares," of the Offer to Purchase.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                      Facsimile Copy Number: 718-234-5001
                       Confirm by Telephone: 718-921-8200

              By First Class Mail, by Overnight Courier, By Hand:

                   American Stock Transfer and Trust Company
                                 59 Maiden Lane
                               New York, NY 10038

 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE
                      DOES NOT CONSTITUTE A VALID DELIVERY
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Ladies and Gentlemen:

     The undersigned hereby tenders to BRT Realty Trust (the "Purchaser"), upon the terms and subject to the conditions set forth Offer to Purchase, dated April 10, 2001 ("Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 2, "Procedure for Tendering Shares," of the Offer to Purchase.

Number of Shares Tendered:
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Certificate Nos. (if available):

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If Shares will be tendered by book-entry transfer, check box:

[ ] The Depository Trust Company

Account Number:

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Name(s)of Record Holder(s):

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Address:

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Area Code and Telephone Number:

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Taxpayer Identification (Social Security) Number:

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Dated:
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                                                --------------------------------

                                                          Signature(s)

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                                   GUARANTEE

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal and certificates for the Shares to be tendered or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three NYSE trading days of the date hereof.

Name of Firm:                                        ----------------------------------------------
----------------------------------------             (AUTHORIZED SIGNATURE)
Address:                                             Name:
----------------------------------------------       ----------------------------------------------
----------------------------------------------       Title:
CITY                    STATE            ZIP         ----------------------------------------------
CODE
                                                     Dated:
                                                     ----------------------------------------------

 DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE
                      SENT WITH THE LETTER OF TRANSMITTAL.

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